Exhibit 10.4

                               AMENDMENT NO. 1 TO
                             STOCKHOLDERS AGREEMENT


     This AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT (this "AMENDMENT"), dated as of May 1, 1997, is by and among Esquire Communications Ltd., a Delaware corporation (the "COMPANY"), and those stockholders of the Company whose signatures appear on the signature page hereto (collectively, the "STOCKHOLDERS") and amends that certain Stockholders Agreement (the "Agreement"), dated as of October 23, 1996, by and among the Company and the Stockholders. Terms defined in the Agreement shall have the same meaning when used herein.

          WHEREAS, the Stockholders and the Company wish to amend the Agreement as set forth herein.

          NOW THEREFORE, in consideration of the agreements herein contained, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.  Section 1 of the Agreement is hereby amended as follows:

                  (a) deleting the word "seven" in Section 1(a)(i) of the Agreement and replacing it with the word "nine";

                  (b) deleting Section 1(a)(ii)(B) of the Agreement in its entirety and replacing it with the following:

                  "three representatives designated by the Management Stockholders (the "MANAGEMENT STOCKHOLDERS"), determined by vote of the Management Stockholders owning a majority of the Stockholder Shares held by all Management Stockholders; provided, however, that the Management Stockholders agree to designate David Feldman ("Feldman") as one of its representatives for so long as he may desire through the later of (x) September 30, 1998 and (y) the date Feldman or his affiliates ceases to own an aggregate of at least 400,000 shares of common stock of the Company (subject to adjustment to reflect stock splits or similar events) if Feldman is not a principal, officer, director or greater than 5% stockholder of a competing court reporting business."

                  (c)  deleting the first sentence of Section
         1(a)(ii)(C) of the Agreement in its entirety and replacing it with the following:

                  "four representatives jointly designated by GTCR and the Management Stockholders (the "JOINT REPRESENTATIVES"), it being agreed that Mortimer Feinberg, Andrew Garvin, David White and Fir Geenen (collectively, the "INITIAL REPRESENTATIVES") are acceptable to GTCR and the Management Stockholders; provided that GTCR shall have the right at any time (with or without cause) to remove the Initial Representatives from the Board.".

         2. RELEASE OF FELDMAN. Each of the parties to the Agreement agrees that notwithstanding anything to the contrary contained in the Agreement, when Feldman is no longer a director of the Company, he shall, automatically and without any further action required to be taken, be released from the Agreement (and the Agreement shall terminate with respect to him) and from all his rights and obligations under the Agreement, except for any rights Feldman may have with respect to breaches of the Agreement which may have occurred when Feldman was a director.

         3. STATEMENTS ABOUT FELDMAN. Each of the parties to the Agreement hereby agrees not to make outside of the Company any statements which are false, defamatory or derogatory in any material respect, either orally or in writing, about Feldman. GTCR, upon the request of Feldman, will provide to Feldman solely positive references for submission by Feldman to third parties and, upon Feldman's prior written request, oral confirmation thereof.

         4. APPLICABLE LAW. ALL ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEABILITY OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISIONS (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

         5. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment shall become effective upon the execution of a counterpart hereof by the holders of a majority of the Stockholder Shares as provided for in
Section 10 of the Agreement.

                                    *  *  *  *  *

          IN WITNESS WHEREOF, the parties hereto have cause this Amendment to be executed as of the day and year first written above.

                                      ESQUIRE COMMUNICATIONS LTD.


                                      By:
                                          ---------------------------------
                                          Name:
                                          Title:

                                      GOLDER, THOMA, CRESSEY, RAUNER
                                      FUND IV, L.P.

                                      By:  GOLDER, THOMA, CRESSEY,
                                           RAUNER, INC.

                                      Its:  General Partner


                                      By:
                                          ---------------------------------

                                      Its:
                                          ---------------------------------


                                      -------------------------------------
                                      Malcolm Elvey


                                      -------------------------------------
                                      David Feldman

                                      THE SARNOFF TRUST

                                      By:
                                         ----------------------------------
                                         Cary A. Sarnoff, as Trustee

                                      By:
                                         ----------------------------------
                                         Michelle A. Sarnoff, as Trustee


                                      ALLIED INVESTMENT CORPORATION


                                      By:
                                          -----------------------------------

                                      Its:
                                          -----------------------------------

                                      ALLIED INVESTMENT CORPORATION II


                                      By:
                                          -----------------------------------

                                      Its:
                                          -----------------------------------


                                      ALLIED CAPITAL CORPORATION  II


                                      By:
                                          -----------------------------------

                                      Its:
                                          -----------------------------------


                                      CMNY CAPITAL, L.P.


                                      By:
                                         ------------------------------------
                                      Its:  General Partner


                                      ANTARES LEVERAGED CAPITAL CORP.


                                      By:
                                         ------------------------------------

                                     Its:
                                         ------------------------------------

                               AMENDMENT NO. 2 TO
                             STOCKHOLDERS AGREEMENT


          This AMENDMENT NO. 2 TO STOCKHOLDERS AGREEMENT (this "AMENDMENT"), dated as of June __, 1997, is by and among Esquire Communications Ltd., a Delaware corporation (the "COMPANY"), and those stockholders of the Company whose signatures appear on the signature page hereto (collectively, the "STOCKHOLDERS") and amends that certain Stockholders Agreement (the "Agreement"), dated as of October 23, 1996, as amended by Amendment No. 1 dated as of May 1,1997, by and among the Company and the Stockholders, other than John
C. Durham. Terms defined in the Agreement shall have the same meaning when used herein.

          WHEREAS, the Stockholders and the Company wish to amend the Agreement to add John C. Durham as a party and as otherwise set forth herein.

          NOW THEREFORE, in consideration of the agreements herein contained, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.  Section 1 of the Agreement is hereby amended as follows:

               (a) deleting the word "nine" in Section 1(a)(i) of the Agreement and replacing it with the word "ten" and adding the following proviso at the end of Section 1(a)(i): "provided, that if the number of Management Representatives is reduced from four to three pursuant to
          Section 1(a)(ii)(B), then the number of authorized directors shall be reduced from ten to nine";

               (b) deleting Section 1(a)(ii)(B) of the Agreement in its entirety and replacing it with the following:

               "four representatives designated by the Management Stockholders (the "MANAGEMENT REPRESENTATIVES"), determined by vote of the Management Stockholders owning a majority of the Stockholder Shares held by all Management Stockholders; provided, however, that the Management Stockholders agree to designate (I) David Feldman ("Feldman") as a Management Representative for so long as he may desire through the later of (x) September 30, 1998 and (y) the date Feldman or his affiliates ceases to own an aggregate of at least 400,000 shares of Common Stock of the Company (subject to adjustment to reflect stock splits or similar events) if Feldman is not a principal, officer, director or greater than 5% stockholder of a competing court reporting business and (II) John
               C. Durham ("Durham") as a Management Representative for so long as he may desire through the first to occur of (x) the termination of this Agreement and (y) the date Durham ceases to own at least 20% of the shares of Common Stock of the Company (subject to adjustment to reflect stock splits or similar events) acquired by him on the date hereof; provided, that if and when Durham ceases to be a Management Representative, the number of Management Representatives designated by the Management Stockholders shall be reduced from four to three."

          2. ADDITION AND RELEASE OF DURHAM. The Agreement is amended to add John C. Durham as a "Stockholder" party thereto for purposes of Sections 1 and 10 of the Agreement only. Each of the parties to the Agreement agrees that notwithstanding anything to the contrary contained in the Agreement, when Durham is no longer a director of the Company, he shall, automatically and without any further action required to be taken, be released from the Agreement (and the Agreement shall terminate with respect to him) and from all his rights and obligations under the Agreement, except for any rights Durham may have with respect to breaches of the Agreement which may have occurred when Durham was a director.

          3. APPLICABLE LAW. ALL ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEABILITY OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISIONS (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

          4. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment shall become effective upon the execution of a counterpart hereof by the holders of a majority of the Stockholder Shares as provided for in
Section 10 of the Agreement.

          IN WITNESS WHEREOF, the parties hereto have cause this Amendment to be executed as of the day and year first written above.

                                      ESQUIRE COMMUNICATIONS LTD.


                                      By:
                                         -----------------------------------
                                         Name:
                                         Title:

                                      GOLDER, THOMA, CRESSEY, RAUNER
                                        FUND IV, L.P.

                                      By: GOLDER, THOMA, CRESSEY,
                                            RAUNER, INC.

                                      Its: General Partner

                                      By:
                                         -----------------------------------

                                      Its:
                                          ----------------------------------


                                      --------------------------------------
                                       Malcolm Elvey


                                      --------------------------------------
                                       David Feldman

                                      THE SARNOFF TRUST

                                      By:
                                         ------------------------------------
                                         Cary A. Sarnoff, as Trustee

                                      By:
                                         ------------------------------------
                                         Michelle A. Sarnoff, as Trustee


                                      ALLIED INVESTMENT CORPORATION


                                      By:
                                         ------------------------------------

                                     Its:
                                         ------------------------------------


                                     ALLIED INVESTMENT CORPORATION II


                                     By:
                                        -------------------------------------

                                     Its:
                                         ------------------------------------


                                     ALLIED CAPITAL CORPORATION  II


                                     By:
                                        -------------------------------------

                                     Its:
                                         ------------------------------------


                                     CMNY CAPITAL, L.P.


                                     By:
                                        -------------------------------------
                                     Its:     General Partner


                                     ANTARES LEVERAGED CAPITAL CORP.

                                     By:
                                        -------------------------------------

                                     Its:
                                         ------------------------------------


                                     HARLINGWOOD & COMPANY, LLC


                                   By:
                                      ---------------------------------------
                                      David White


                                       --------------------------------------
                                       John C. Durham